UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 19, 1995

                     BURLINGTON NORTHERN RAILROAD COMPANY

            (Exact name of registrant as specified in its charter)

  Delaware                        1-6324                     41-6034000

(State or other jurisdiction     (Commission                (IRS Employer
of incorporation)               File Number)            Identification No.)

3800 Continental Plaza, 777 Main Street, Fort Worth, Texas               76102

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (817) 333-2000



(Former name or former address, if changed since last report)










Item 5.  Other Events

Burlington Northern Railroad Company is a wholly owned subsidiary of Burlington Northern Inc. On January 19, 1995 Burlington Northern Inc. issued a press release announcing its fourth quarter annual earnings. A copy of the press release is attached hereto as Exhibit 99.1, which exhibit is incorporated by reference.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 BURLINGTON NORTHERN
                                   RAILROAD COMPANY

                                 /s/ Douglas J. Babb
                                 ___________________________________
                                 Douglas J. Babb
                                 Vice President and
                                   General Counsel

Dated:  January 20, 1995



                                EXHIBITS INDEX


                                                                Sequentially
Exhibits                                                       Numbered Page

Exhibit 99.1   Press Release of Burlington Northern Inc. dated
               January 19, 1995.